UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 31, 2022

Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Michigan
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)

(312) 489-5800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective March 31, 2022 Hans Rasmussen retired from his position as Senior Vice President, Exploration of Coeur Mining, Inc. (the “Company”). In connection therewith, Mr. Rasmussen entered into a Separation and Release of Claims Agreement with the Company on March 31, 2022 (the “Separation Agreement”). The Separation Agreement contains customary restrictive covenants and a release of claims against the Company. Pursuant to the Separation Agreement, (i) 35,148 shares of unvested restricted stock of the Company held by Mr. Rasmussen will vest and (ii) Mr. Rasmussen will receive COBRA coverage for up to twelve months following the separation date, the employer portion of which will be payable by Company. In addition, on April 1, 2022, the Company entered into a Professional Services Agreement with Rasmussen Exploration, Inc. (“REI”), an entity owned and controlled by Mr. Rasmussen (the “Consulting Agreement”) pursuant to which REI will provide exploration consulting services to the Company through December 31, 2022 at a rate of $125/hour (not to exceed $1,000 per day). The foregoing summary is qualified in its entirety by reference to the Separation Agreement and the Consulting Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

Exhibit 10.1	Separation and Release of Claims Agreement dated March 31, 2022, between Coeur Mining, Inc. and Hans Rasmussen.*

Exhibit 10.2	Professional Services Agreement dated April 1, 2022, between Coeur Mining, Inc. and Rasmussen Exploration, Inc.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: April 1, 2022	By:	/s/ Casey M. Nault
	Name:	Casey M. Nault
	Title:	Senior Vice President, General Counsel and Chief ESG Officer